UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2008

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois	60195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 885-2833

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Chancery Court of the State of Delaware issued an opinion dated July 14, 2008 regarding the litigation filed by Sprint Nextel Corporation and several of its subsidiaries (collectively, “Sprint”) against iPCS, Inc. (the “Company”) and three of our subsidiaries related to Sprint’s pending transaction with Clearwire Corporation.  The Delaware Chancery Court granted the motion to dismiss filed by our Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC subsidiaries and dismissed them from the Delaware litigation, and denied the motion to dismiss the Company and our iPCS Wireless, Inc. subsidiary.  A copy of the opinion is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

99.1	Opinion of the Court of Chancery of the State of Delaware, dated July 14, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: July 15, 2008
	By:	/s/ Timothy M. Yager
	Name:	Timothy M. Yager
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

99.1	Opinion of the Court of Chancery of the State of Delaware, dated July 14, 2008.